UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2017

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On March 5, 2017, General Motors Holdings LLC (the “Seller”), a wholly owned subsidiary of General Motors Company (the “Parent”) and the parent of General Motors Financial Company, Inc. (the “Company”), entered into a Master Agreement (the “Agreement”) with PSA Group (the “Purchaser”). Pursuant to the Agreement, the Purchaser will acquire, together with a financial partner, the Seller’s European financial subsidiaries and branches (collectively, the “Fincos”), as well as the Parent’s Opel and Vauxhall businesses and certain other assets in Europe (the “Opel/Vauxhall Business” and, together with the Fincos, the “Transferred Business”), including all of the equity interests of certain subsidiaries of the Parent, certain minority interests and substantially all of the assets of the Parent’s subsidiary, Adam Opel AG, a German Aktiengesellschaft (“AOAG”).

The net consideration to be paid to the Company for the Fincos will be 0.8 times their book value at closing, which the Company estimates will be approximately $1 billion (€927 million), subject to certain adjustments including pension payments as provided in the Agreement.

The transfer of the Opel/Vauxhall Business and the Fincos is subject to the satisfaction of various closing conditions, including receipt of necessary antitrust, financial and other regulatory approvals, the reorganization of the Transferred Business, including certain pension plans in the United Kingdom, the completion of the contribution or sale by AOAG of its assets and liabilities to a subsidiary, the transfer of GMAC UK plc’s interest in SAIC-GMAC Automotive Finance Company Limited to the Company or an alternate entity designated by the Seller (unless either party elects to close without completion of the transfer), and the continued accuracy (subject to certain exceptions) at closing of certain of the Seller’s representations and warranties. However, there can be no assurance that the necessary approvals for the transfer of all of the Fincos will be obtained or that the other closing conditions under the Agreement will be satisfied. The transfer of the Opel/Vauxhall Business is expected to close by the end of 2017. The transfer of the Fincos will close as soon as practicable after the receipt of necessary financial and other regulatory approvals, which may be after the transfer of the Opel/Vauxhall Business. Certain of these transfers may occur as late as 18 months after the closing of the transfer of the Opel/Vauxhall Business, but if completion of the transfer of any of the Fincos has not been completed by that date, the Company will retain and liquidate the remaining Fincos. The transfer of the Fincos will not occur unless the transfer of the Opel/Vauxhall Business occurs.

The Agreement contains certain termination rights for both the Seller and the Purchaser, including if certain closing conditions with respect to the transfer of the Opel/Vauxhall Business have not been satisfied on or before June 1, 2018.

The Seller and the Purchaser have each made customary representations, warranties and covenants in the Agreement, including, among others, covenants by the Seller to conduct the Opel/Vauxhall Business and the business of the Fincos in the ordinary course between the execution of the Agreement and the consummation of the transaction.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017.

ITEM 2.05	Costs Associated with Exit or Disposal Activities

In connection with the transaction described under Item 1.01 above, which description is incorporated herein by reference, the Company expects to recognize a non-cash charge of approximately $700 million to $800 million. The charge principally consists of a disposal loss charge of approximately $250 million to $400 million depending on book value at closing, a tax liability of approximately $100 million related to the reorganization of the Fincos to be transferred and a charge related to the recognition of foreign currency translation losses to be determined at the closing date. At December 31, 2016, the foreign currency translation losses in shareholder’s equity were $338 million. At a future reporting date, the Fincos will be presented as held for sale and as discontinued operations following the receipt of certain consents and approvals also described in Item 1.01 above.

All of the above charges, the nature of such charges and the effect of such charges are estimates only and are subject to change.

We have assumed an exchange rate of $1.054/€1.00 for this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “believe,” “intend,” “predict” “outlooks,”

“objective,” “forecast,” “will” or “may” or other comparable terms and phrases. All statements that address results, events or developments that the Company expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company’s control and are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as additional factors it may describe from time to time in other filings with the U.S. Securities and Exchange Commission. Forward-looking statements provide the Company’s current expectations or predictions of future conditions, events or results and speak only as of the date they are made, and the Company can provide no assurance that these expectations and predictions will prove to have been correct and actual results may vary materially. The Company disclaims any obligation to publicly update or revise any forward-looking statements, except as required by law.

ITEM 7.01	Regulation FD Disclosure

On March 6, 2017, the Parent issued a press release announcing entry into the Agreement. A copy of the press release announcing entry into the Agreement is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01	Financial Statements and Exhibits

EXHIBIT

Exhibit No.	Description	Method of Filing

Exhibit 99.1	Press Release of Parent Dated March 6, 2017	Attached as Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: March 6, 2017	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President and Chief Financial Officer

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